                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):      April 9, 1999
                                                      ----------------------


                               MedPartners, Inc.
              ---------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


                                    0-27276
                         ----------------------------
                           (Commission File Number)


                                  63-1151076
                      -----------------------------------
                     (IRS Employer Identification Number)


          3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35244
          ----------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (205) 733-8996
                                                           ---------------


                                Not applicable
      ------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



                                                Exhibit Index Located on Page: 4
                                                Total Number of Pages: 41



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Item 5.   Other Events.
          ------------

     On April 9, 1999, MedPartners, Inc., a Delaware corporation ("MedPartners") issued a press release (the "Press Release") announcing, among other things, that MedPartners and the State of California reached agreement on the principal terms of a proposed comprehensive settlement regarding MedPartners' California physician practice management operations. The proposed settlement (the "Settlement") establishes a transition plan for the orderly and timely disposition of MedPartners' California physician practice management operations (including the existing operations of MedPartners Provider Network, Inc. ("MPN")), continued funding of MedPartners' California physician practice management operations pending such disposition and restoration of MPN's assets, operations and management responsibilities to MPN and its former officers and directors. Under the terms of the settlement MPN will operate as a debtor-in-possession under the bankruptcy code, subject to oversight and supervision of a new court-appointed state conservator. The Press Release is filed herewith as Exhibit (99)-1 and is incorporated herein by reference.

     On April 13, 1999, MedPartners and the State of California Department of Corporations entered into a letter of intent relating to the Settlement. The Settlement is subject to, among other things, negotiation and execution of definitive agreements among the various interested parties and certain other approvals.

     On April 14, 1999, MedPartners completed the Sixth Amendment (the "Amendment") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (the "Credit Agreement"). Subject to the terms and conditions of the Amendment, the Amendment modifies the Credit Agreement, among other things, to
(i) permit MedPartners to enter into a comprehensive settlement agreement and transition plan with the State of California, certain health care service plans, hospitals and providers; (ii) permit the sale or other disposition of all of the properties and assets of MedPartners' California physician practice management operations, with proceeds remaining in California to be used to satisfy liabilities and obligations of MedPartners' California physician practice management operations, including MPN's liabilities and obligations; (iii) increase to $215 million (of which $15 million is available solely to pay amounts under certain promissory notes), from $125 million, the amount of net asset sale proceeds available to MedPartners for use in its business and operations in the ordinary course; and (iv) modify certain financial ratios for the periods ending on or after March 31, 1999. The Amendment is filed herewith as Exhibit (10)-1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits
          ----------------------------------

     (c)  Exhibits
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Exhibit No.
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(10)-1 Amendment No. 6 to the Loan Documents.

(99)-1 Text of  Press Release of MedPartners, Inc., dated April 9, 1999.


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                                 Signatures
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 22, 1999



                                    MEDPARTNERS, INC.



                              By:  /s/ James H. Dickerson, Jr.
                                   --------------------------------------------
                                   James H. Dickerson, Jr.
                                   Executive Vice President and
                                   Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit                                                                 Page No.
-------                                                                 --------

(10)-1 Amendment No. 6 to the Loan Documents

(99)-1 Text of Press Release of MedPartners, Inc., dated April 9, 1999.